Exhibit 99.1


October 2, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Universal Stainless & Alloy Products, Inc. 1996 Employee Stock Purchase Plan (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Registrant's Form 8-K report dated September 25, 2003. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,



PricewaterhouseCoopers LLP